THE GUARDIAN VALUE GUARD II VARIABLE ANNUITY

Supplement dated January 15, 2008

to

Prospectus dated May 1, 2007 and Supplement dated July 31, 2007

The following information should be read in conjunction with the Prospectus dated May 1, 2007 and the Supplement dated July 31, 2007 for The Guardian Value Guard II Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc (“GIAC”) through The Guardian Separate Account A. This Supplement modifies the Prospectus and the July 31, 2007 Supplement and should be retained with the Prospectus for future reference.

1.	The name of The Information Age VIP Series is being changed to the RS Technology VIP Series effective January 15, 2008. All references to “The Information Age VIP Series” in the July 31, 2007 Supplement on pages 1, 2 and 3 should be changed to “RS Technology VIP Series.”

2.	On page 2 of the July 31, 2007 Supplement, the reference to The Information Age VIP Series and its investment objectives and typical investments is hereby deleted and replaced with the following:

Variable investment options	Investment objectives	Typical investments
RS Technology VIP Series	Long-term capital appreciation	Equity securities of issuers in the technology sector

PS-0051-02 (01/08)